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                                                                   EXHIBIT 10.41

                            MASTER SECURITY AGREEMENT

 THIS MASTER SECURITY AGREEMENT, made as of JULY 17, 1998 ("AGREEMENT"), by and between GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation with an address at 4 NORTH PARK DRIVE, SUITE 500, HUNT VALLEY, MARYLAND 21030, AND ITS ASSIGNS (together with is successors and assigns, if any, "SECURED PARTY"), and MCINNES STEEL COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania with its chief executive offices located at 441 EAST MAIN STREET, CORRY, PENNSYLVANIA 16407 and TAYLOR FORGE COMPANY, a corporation organized and existing under the laws of the State of Tennessee with its chief executive offices located at 5577 TAYLOR DRIVE, MILLINGTON, TENNESSEE 38053 (jointly, severally and collectively, "DEBTOR").

       In consideration of the promises herein contained and of certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party hereby agree as follows:


 1.    CREATION OF SECURITY INTEREST.

       Debtor hereby gives, grants and assigns to Secured Party, its successors and assigns forever, a security interest in and against any and all property listed on any collateral schedule now or hereafter annexed hereto or made a part hereof ("COLLATERAL SCHEDULE"), and in and against any and all additions, attachments, accessories and accessions thereto, any and all substitutions, replacements or exchanges therefor, and any and all insurance and/or other proceeds thereof (all of the foregoing being hereinafter individually and collectively referred to as the "COLLATERAL"). The foregoing security interest is given to secure the payment and performance of any and all debts, obligations and liabilities of any kind, nature or description whatsoever (whether primary, secondary, direct, contingent, sole, joint or several, or otherwise, and whether due or to become due) of Debtor to Secured Party, now existing or hereafter arising, including but not limited to the payment and performance of certain Promissory Notes from time to time identified on any Collateral Schedule (collectively "NOTES" and each a "NOTE"), and any renewals, extensions and modifications of such debts, obligations and liabilities (all of the foregoing being hereinafter referred to as the "INDEBTEDNESS"). Notwithstanding the foregoing, and notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent that Secured Party asserts a purchase money security interest in any items of Collateral
 ("PMSI COLLATERAL"): (i) the PMSI Collateral shall secure only that portion of the Indebtedness which has been advanced by Secured Party to enable Debtor to purchase, or acquire rights in or the use of such PMSI Collateral (the "PMSI INDEBTEDNESS"), and (ii) no other Collateral shall secure the PMSI Indebtedness. Secured Party understands and acknowledges that Debtor's inventory, work in process, accounts, account receivables and general intangibles are not Collateral.


 2.    REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR.

       Debtor hereby represents, warrants and covenants as of the date hereof and as of the date of execution of each Collateral Schedule hereto that:

       (a) Debtor is, and will remain, duly organized, existing and in good standing under the laws of the State set forth in the first paragraph of this Agreement, has its chief executive offices at the location set forth in such paragraph, and is, and will remain, duly qualified and licensed in every jurisdiction wherever necessary to carry on its business and operations;

       (b) Debtor has adequate power and capacity to enter into, and to perform its obligations, under this Agreement, each Note and any other documents evidencing, or given in connection with, any of the Indebtedness (all of the foregoing being hereinafter referred to as the "DEBT DOCUMENTS");

       (c) This Agreement and the other Debt Documents have been duly authorized, executed and delivered by Debtor and constitute legal, valid and binding agreements enforceable under all applicable laws in accordance with their terms, except to the extent that the enforcement of remedies may be limited under applicable bankruptcy and insolvency laws;

       (d) No approval, consent or withholding of objections is required from any governmental authority or instrumentality with respect to the entry into, or performance by, Debtor of any of the Debt Documents, except such as may have already been obtained;

       (e) The entry into, and performance by, Debtor of the Debt Documents will not (i) violate any of the organizational documents of Debtor or any judgment, order, law or regulation applicable to Debtor, or (ii) result in any breach of, constitute a default under, or result in the creation of any lien, claim or encumbrance on any of Debtor's property (except for liens in favor of Secured Party) pursuant to, any indenture mortgage, deed of trust, bank loan, credit agreement, or other agreement or instrument to which Debtor is a party;

       (f) There are no suits or proceedings pending or threatened in court or before any commission, board or other administrative agency against or affecting Debtor which could, in the aggregate, have a material adverse effect on Debtor, its business or operations, or its ability to perform its obligations under the Debt Documents;

       (g) All financial statements delivered to Secured Party in connection with the Indebtedness have been prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statement, there has been no material adverse change;

       (h) The Collateral is not, and will not be, used by Debtor for personal, family or household purposes;
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       (i) The Collateral is, and will remain, in good condition and repair ordinary wear and tear excepted; and Debtor will not be negligent in the care and use thereof;

       (j) Debtor is, and will remain, the sole and lawful owner, and in possession of, the Collateral, and has the sole right and lawful authority to grant the security interest described in this Agreement; and

       (k) The Collateral is, and will remain, free and clear of all liens, claims and encumbrances of every kind, nature and description, except for (i) liens in favor of Secured Party, (ii) liens for taxes not yet due or for taxes being contested in good faith and which do not involve, in the reasonable judgment of Secured Party, any risk of the sale, forfeiture or loss of any of the Collateral, (iii) inchoate materialmen's, mechanic's, repairmen's and similar liens arising by operation of law in the normal course of business for amounts which are not delinquent, and (iv) liens approved in writing by Secured Party (all of such permitted liens being hereinafter referred to as "PERMITTED LIENS").


 3.    COLLATERAL.

       (a) Until the declaration of any default hereunder, Debtor shall remain in possession of the Collateral; provided, however, that Secured Party shall have the right to possess (i) any chattel paper or instrument that constitutes a part of the Collateral, and (ii) any other Collateral which because of its nature may require that Secured Party's security interest therein be perfected by possession. Secured Party, its successors and assigns, and their respective agents, shall have the right to examine and inspect any of the Collateral at any time during normal business hours upon reasonable advance written notice. Upon any request from Secured Party, Debtor shall provide Secured Party with notice of the then current location of the Collateral.

       (b) Debtor shall (i) use the Collateral only in its trade or business,
 (ii) maintain all of the Collateral in good condition and working order, ordinary wear and tear excepted, (iii) use and maintain the Collateral only in compliance with all applicable laws, and (iv) keep all of the Collateral free and clear of all liens, claims and encumbrances (except for Permitted Liens).

       (c) Debtor shall not, without the prior written consent of Secured Party,
 (i) part with possession of any of the Collateral (except to Secured Party or for maintenance and repair), (ii) remove any of the Collateral from the continental United States, or (iii) sell, rent, lease, mortgage, grant a security interest in or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral.

       (d) Debtor shall pay promptly when due all taxes, license fees, assessments and public and private charges levied or assessed on any of the Collateral, on the use thereof, or on this Agreement or any of the other Debt Documents. Lessee may contest any Taxes provided the contest is made in good faith is diligently pursued, does not subject the Equipment to a material risk of confiscation or seizure and so long as Lessee is not in default. At its option, Secured Party may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance, insurance and preservation of the Collateral or to effect compliance with the terms of this Agreement or any of the other Debt Documents. Debtor shall reimburse Secured Party, on demand, for any and all costs and expenses incurred by Secured Party in connection therewith and agrees that such reimbursement obligation shall be secured hereby.

       (e) Debtor shall, at all times, keep accurate and complete records of the Collateral, and Secured Party, its successors and assigns, and their respective agents, shall have the right to examine, inspect, and make extracts from all of Debtor's books and records relating to the Collateral at any time during normal business hours upon reasonable advance written notice.

       (f) If agreed by the parties, Secured Party may, but shall in no event be obligated to, accept substitutions and exchanges of property for property, and additions to the property, constituting all or any part of the Collateral. Such substitutions, exchanges and additions shall be accomplished at any time and from time to time, by the substitution of a revised Collateral Schedule for the Collateral Schedule now or hereafter annexed. Any property which may be substituted, exchanged or added as aforesaid shall constitute a portion of the Collateral and shall be subject to the security interest granted herein. Additions to, reductions or exchanges of, or substitutions for, the Collateral, payments on account of any obligation or liability secured hereby, increases in the obligations and liabilities secured hereby, or the creation of additional obligations and liabilities secured hereby, may from time to time be made or occur without affecting the provisions of this Agreement or the provisions of any obligation or liability which this Agreement secures.

       (g) Any third person at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, Secured Party. At any time and from time to time, Secured Party may give notice to any third person holding all or any portion of the Collateral that such third person is holding the Collateral as the agent of, and as pledge holder for, the Secured Party.


 4.    INSURANCE.

       The Collateral shall at all times be held at Debtor's risk, and Debtor shall keep it insured against loss or damage by fire and extended coverage perils, theft, burglary, reasonably and for any or all Collateral which are vehicles, for risk of loss by collision, and where requested by Secured Party, against other risks as required thereby, for the full replacement value thereof, with companies, in amounts and under policies acceptable to Secured Party. Debtor shall, if Secured Party so requires, deliver to Secured Party policies or certificates of insurance evidencing such coverage. Each policy shall name Secured Party as loss payee thereunder, shall provide for coverage to Secured Party regardless of the breach by Debtor of any warranty or representation made therein, shall not be subject to co-insurance, and shall provide for thirty (30) days written notice to Secured Party of the cancellation or material modification thereof. Debtor hereby appoints Secured Party as its attorney in fact to make proof of loss, claim for insurance and adjustments with insurers, and to execute or endorse all documents, checks or drafts in connection with payments made as a result of


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 any such insurance policies; provided, however, Secured Party shall not act as
 Debtor's attorney-in-fact unless Debtor is in default. Proceeds of insurance shall be applied, to repair or replace the Collateral or, in the event Debtor is at such time in default, to reduce any of the Indebtedness secured hereby.

 5.    REPORTS.

       (a) Debtor shall promptly notify Secured Party in the event of (i) any change in the name of Debtor, (ii) any relocation of its chief executive offices, (iii) any relocation of any of the Collateral, (iv) any of the Collateral being lost, stolen, missing, destroyed, materially damaged or worn out, or (v) any lien, claim or encumbrance attaching or being made against any of the Collateral other than Permitted Liens.

       (b) Debtor will within ninety (90) days of the close of each fiscal year of Debtor, deliver to Secured Party, Debtor's parent company, Centrum Industries, Inc. ("Centrum") complete consolidated and consolidating financial statements, certified by a recognized firm of certified public accountants. Debtor will, within thirty (30) days after the date on which they are filed, deliver to Secured Party all Forms 10-K and 10-Q filed with the Securities and Exchange Commission. Upon request Debtor will deliver to Secured Party quarterly, within ninety (90) days of the close of each fiscal quarter of Debtor, in reasonable detail, copies of Centrum's consolidated and consolidating quarterly financial report certified by the chief financial officer of Debtor. Upon request, Debtor will deliver to Secured Party one copy of each financial statement, report, notice or proxy statement sent by Centrum to shareholders generally and one copy of each regular or periodic report, registration statement or prospectus filed by Centrum with any securities exchange or the Securities and Exchange Commission or any successor agency, such copies to be delivered to Secured Party within thirty (30) days after they become available or are otherwise filed.. Any and all financial statements submitted and to be submitted to Secured Party have and will have been prepared on a basis of generally accepted accounting principles, and are and will be complete and correct and fairly present Centrum's financial condition as at the date thereof. Secured Party may at any reasonable time examine the books and records of Debtor and make copies thereof upon reasonable advance written notice.

       (c) Debtor will permit Secured Party to inspect any Collateral during normal business hours upon reasonable advance written notice.

       (d) Within thirty (30) days after any request by Secured Party, Debtor will furnish a certificate of an authorized officer of Debtor stating that he has reviewed the activities of Debtor and that, to the best of his knowledge, there exists no Event of Default (as described in Section 7) or event which with notice or lapse of time (or both) would become an Event of Default.

 6.    FURTHER ASSURANCES.

       (a) Debtor shall, upon request of Secured Party, furnish to Secured Party such further information, execute and deliver to Secured Party such documents and instruments (including, without limitation, Uniform Commercial Code financing statements) and do such other acts and things, as Secured Party may at any time reasonably request relating to the perfection or protection of the security interest created by this Agreement or for the purpose of carrying out the intent of this Agreement. Without limiting the foregoing, Debtor shall cooperate and do all acts deemed necessary or advisable by Secured Party to continue in Secured Party a perfected first security interest in the Collateral, and shall obtain and furnish to Secured Party any subordinations, releases, landlord, lessor, or mortgagee waivers, and similar documents as may be from time to time requested by, and which are in form and substance satisfactory to, Secured Party.

       (b) In the event Debtor fails for a period of ten (10) days to sign documents related to the Collateral, Debtor hereby grants to Secured Party the power to sign Debtor's name and generally to act on behalf of Debtor to execute and file applications for title, transfers of title, financing statements, notices of lien and other documents pertaining to any or all of the Collateral (provided, however, if Debtor is in default or there is a material risk to Secured Party's rights or interests in the Collateral, Secured Party may exercise such rights without notice to Debtor). Secured Party will furnish copies to Debtor of all such documents signed by Secured Party on behalf of Debtor. Debtor shall, if any certificate of title be required or permitted by law for any of the Collateral, obtain such certificate showing the lien hereof with respect to the Collateral and promptly deliver same to Secured Party.

       (c) Debtor shall indemnify and defend the Secured Party, its successors and assigns, and their respective directors, officers and employees, from and against any and all claims, actions and suits (including, to the extent permitted by law, without limitation, related attorneys' fees) of any kind, nature or description whatsoever arising, directly or indirectly, in connection with any of the Collateral.

 7.    EVENTS OF DEFAULT.

       Debtor shall be in default under this Agreement and each of the other Debt Documents upon the occurrence of any of the following "Event(s) of Default":

       (a) Debtor fails to pay any installment or other amount due or coming due under any of the Debt Documents within ten (10) days after its due date;

       (b) Any attempt by Debtor, without the prior written consent of Secured Party, to sell, rent, lease, mortgage, grant a security interest in, or otherwise transfer or encumber (except for Permitted Liens) any of the Collateral;
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       (c) Debtor fails to procure, or maintain in effect at all times, any of the insurance on the Collateral in accordance with Section 4 of this Agreement;

       (d) Debtor breaches any of its other obligations under any of the Debt Documents and fails to cure the same within thirty (30) days after written notice thereof;

       (e) Any warranty, representation or statement made by Debtor in any of the Debt Documents or otherwise in connection with any of the Indebtedness shall be false or misleading in any material respect;

       (f) Any of the Collateral being subjected to, or being threatened with, attachment, execution, levy, seizure or confiscation in any legal proceeding or otherwise not released within 30 days;;

       (g) Any default beyond applicable grace periods by Debtor under any other agreement between Debtor and Secured Party;

       (h) Any insolvency or business failure of Debtor or any guarantor or other obligor for any of the Indebtedness (collectively "GUARANTOR"), or if Debtor or any Guarantor is a natural person, any death or incompetency of Debtor or such Guarantor;

       (i) The appointment of a receiver for all or of any part of the property of Debtor or any Guarantor not released within 45 days, or any assignment for the benefit of creditors by Debtor or any Guarantor;

       (j) The filing of a petition by Debtor or any Guarantor under any bankruptcy, insolvency or similar law, or the filing of any such petition against Debtor or any Guarantor if the same is not dismissed within forty-five
 (45) days of such filing;

       (k) Any uncured default by Debtor under the Loan and Security Agreement with Huntington National Bank or any replacement credit agreement (whether by refinancing or otherwise) resulting in the acceleration of obligations owing thereunder;


       (l) Any dissolution, termination of existence, or merger or consolidation of Debtor or any Guarantor into any person (such action being referred to as an "Event"), unless not less than sixty (60) days prior to such Event: (x) such person is organized and existing under the laws of the United States or any state, and executes and delivers to Secured Party an agreement containing an effective assumption by such person of the due and punctual performance of this Agreement; and (y) Secured Party is reasonably satisfied as to the credit worthiness of such person;


       (m) If Debtor or any guarantor is a privately held corporation and effective control of Debtor's or any guarantor's voting capital stock, issued and outstanding from time to time, is not retained by the present stockholders (unless Debtor shall have provided sixty (60) days' prior written notice to Secured Party of the proposed disposition of stock and Secured Party shall have consented thereto in writing);


       (n) If Debtor or any guarantor is a publicly held corporation as a result of or in connection with a material change in the ownership of Debtor's or any guarantor's capital stock, Debtor's or any guarantor's debt-to-worth ratio equals or exceeds twice Debtor's or any guarantor's debt-to-worth ratio as of the date of this Lease (unless Secured Party shall have given its prior written consent thereto); or if Debtor or any guarantor is a natural person, any death or incompetency of Debtor or such guarantor. As used herein, "DEBT-TO-WORTH RATIO" shall mean the ratio of (x) total liabilities which, in accordance with generally accepted accounting principles ("GAAP") would be included in the liability side of a balance sheet, to (y) tangible net worth including the sum of the par or stated value of all outstanding capital stock, surplus and undivided profits, less any amounts attributable to goodwill, patents, copyrights, mailing lists, catalogs, trademarks, bond discount and underwriting expenses, organization expense and other intangibles, all determined in accordance with GAAP; or


       (o) An Event of Default (as defined therein) under any of the Bond Documents (as defined in that certain Security Interests Priority Agreement dated July 31, 1998, among Secured Party, PNC Bank, National Association, McInnes Steel Company, Erie County Industrial Development Authority and The Huntington National Bank) or a breach of any of the terms of said Security Interests Priority Agreement.

  8.   REMEDIES ON DEFAULT.

       (a) Upon the occurrence of an Event of Default under this Agreement, the Secured Party, at its option, may declare any or all of the Indebtedness, including without limitation the Notes, to be immediately due and payable, without demand or notice to Debtor or any Guarantor. The obligations and liabilities accelerated thereby shall bear interest (both before and after any judgment) until paid in full at the lower of four percent (4%) above the per annum rate of interest in effect under the applicable Note or the maximum rate not prohibited by applicable law (the "Default Rate of Interest").

       (b) Upon such declaration of default, Secured Party shall have all of the rights and remedies of a Secured Party under the Uniform Commercial Code, and under any other applicable law. Without limiting the foregoing, Secured Party shall have the right to (i) notify any account debtor of Debtor or any obligor on any instrument which constitutes part of the Collateral to make payment to the Secured Party, (ii) with or without legal process, enter any premises where the Collateral may be and take possession and/or remove said Collateral from said premises, (iii) sell the Collateral at public or private sale, in whole or in part, and have the right to bid and purchase at said sale, and/or (iv) lease or otherwise dispose of all or part of the Collateral, applying proceeds therefrom to the obligations then in default. If requested by Secured Party, Debtor shall promptly assemble the Collateral and make it available to

 Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties. Secured Party may also render any or all of the Collateral unusable at the Debtor's premises and may dispose of such Collateral on such premises without liability for rent or costs. Any notice which Secured Party is required to give to Debtor under the Uniform Commercial Code of the time and place of any public sale or the time after which any private sale or other intended disposition of the Collateral is to be made shall be deemed to constitute reasonable notice if such notice is given to the last known address of Debtor at least ten (10) days prior to such action.

       (c) Proceeds from any sale or lease or other disposition shall be applied: first, to all costs of repossession, storage, and disposition including to the extent permitted by law without limitation attorneys', appraisers', and auctioneers' fees; second, to discharge the obligations then in default; third, to discharge any other Indebtedness of Debtor to Secured Party, whether as obligor, endorser, guarantor, surety or indemnitor; fourth, to expenses incurred in paying or settling liens and claims against the Collateral; and lastly, to Debtor, if there exists any surplus. Debtor shall remain fully liable for any deficiency.

       (d) In the event this Agreement, any Note or any other Debt Documents are placed in the hands of an attorney for collection of money due or to become due or to obtain performance of any provision hereof, Debtor agrees to the extent permitted by law to pay all reasonable attorneys' fees incurred by Secured Party, and further agrees that payment of such fees is secured hereunder.

       (e) Secured Party's rights and remedies hereunder or otherwise arising are cumulative and may be exercised singularly or concurrently. Neither the failure nor any delay on the part of the Secured Party to exercise any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Secured Party. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion.

       (f) DEBTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS AGREEMENT, ANY OF THE OTHER DEBT DOCUMENTS, ANY OF THE INDEBTEDNESS SECURED HEREBY, ANY DEALINGS BETWEEN DEBTOR AND SECURED PARTY RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION OR ANY RELATED TRANSACTIONS, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN DEBTOR AND SECURED PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT, ANY OTHER DEBT DOCUMENTS, OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THIS TRANSACTION OR ANY RELATED TRANSACTION. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

 9.    MISCELLANEOUS.

       (a) This Agreement, Collateral Schedules, any Note and/or any of the other Debt Documents may be assigned, in whole or in part, by Secured Party without notice to Debtor, and Debtor hereby waives any defense, counterclaim or cross-complaint by Debtor against any assignee, agreeing that Secured Party shall be solely responsible therefor. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor shall pay all payments and other amounts due under the assigned Note and Collateral Schedule to such assignee as instructed by Secured Party. Debtor further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by Assignee.

       (b) All notices to be given in connection with this Agreement shall be in writing, shall be addressed to the parties at their respective addresses set forth hereinabove (unless and until a different address may be specified in a written notice to the other party), and shall be deemed given (i) on the date of receipt if delivered in hand or by facsimile transmission, (ii) on the next business day after being sent by express mail, and (iii) upon receipt if being sent by regular, registered or certified mail (provided that any notices of default will not be sent by regular, registered or certified mail). As used herein, the term "business day" shall mean and include any day other than Saturdays, Sundays, or other days on which commercial banks in New York, New York are required or authorized to be closed. Copies of all notices of default to John W. Hilbert II, Esq., Fuller & Henry P.L.L., One Seagate, Suite 1700, Toledo, Ohio 43604, Facsimile No. (419) 247-2665.

       (c) Secured Party may correct patent errors herein and fill in all blanks herein or in any Collateral Schedule consistent with the agreement of the parties. Secured Party shall deliver to Debtor copies of this Agreement and any such Collateral Schedule promptly after execution.

       (d) Time is of the essence hereof. This Agreement shall be binding, jointly and severally, upon all parties described as the "Debtor" and their respective heirs, executors, representatives, successors and assigns, and shall inure to the benefit of Secured Party, its successors and assigns.

       (e) This Agreement and its Collateral Schedules constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior understandings (whether written, verbal or implied) with respect thereto. This Agreement and its Collateral Schedules shall not be changed or terminated orally or by course of conduct, but only by a writing signed by both parties hereto. Section headings contained in this Agreement have been included for convenience only, and shall not affect the construction or interpretation hereof.

       (f) This Agreement shall continue in full force and effect until all of the Indebtedness has been indefeasibly paid in full to Secured Party. The surrender, upon payment or otherwise, of any Note or any of the other documents evidencing any of the Indebtedness shall not affect the right of Secured Party to retain the Collateral for such other Indebtedness as may then exist or as it may be reasonably contemplated will exist in the future. This Agreement shall automatically be reinstated in the event that Secured Party is ever required to return or restore the payment of all or any portion of the Indebtedness (all as though such payment had never been made).

       (g) Secured Party may, without the consent of Debtor, assign and/or sell participation interests in this Agreement, any Note or any Collateral Schedule or any interests therein, whether in whole or in part. Debtor agrees that if Debtor receives written notice of an assignment from Secured Party, Debtor will pay all amounts payable under any assigned Note to such assignee or as instructed by Secured Party. Debtor further agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Debtor hereby waives and agrees not to assert against any such assignee any defense, set-off, recoupment claim or counterclaim which Debtor has or may at any time have against Secured Party for any reason whatsoever.


       IN WITNESS WHEREOF, Debtor and Secured Party, intending to be legally bound hereby, have duly executed this Agreement in one or more counterparts, each of which shall be deemed to be an original, as of the day and year first aforesaid.


 SECURED PARTY:                                DEBTOR:

 GENERAL ELECTRIC CAPITAL CORPORATION          MCINNES STEEL COMPANY

 By:     /s/ Mark H. Mooney                    By: /s/ Timothy M. Hunter
         ---------------------                     ------------------------
 Title:  Mark H. Mooney                        Title: Treasurer
         ---------------------                        ---------------------
         Transaction &Syndication Manager
                                               TAYLOR FORGE COMPANY

                                               By: /s/ Timothy M. Hunter
                                                   ------------------------
                                               Title: Treasurer
                                                      ---------------------